Exhibit 32.2

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, I, Michael J. Mancuso, Vice President and Chief Financial Officer of Computer Sciences Corporation (the Company), hereby certify that:

(1)  The Company’s Quarterly Report on Form 10-Q for the quarter ended October 1, 2010, (the Report) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2010	/s/ Michael J. Mancuso
Michael J. Mancuso Vice President and Chief Financial Officer